EXHIBIT 99.2
JOINT FILING AGREEMENT
July 11, 2011
Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.
IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: July 11, 2011	MSDC MANAGEMENT, L.P.
	By:	MSDC Management (GP), LLC
	Its:	General Partner

	By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Managing Director

MSD CREDIT OPPORTUNITY MASTER FUND, L.P.
	By:	MSDC Management, L.P.
	Its:	Investment Manager

	By:	MSDC Management (GP), LLC
	Its:	General Partner

	By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Managing Director

MSD ENERGY PARTNERS, L.P.
	By:	MSDC Management, L.P.
	Its:	Investment Manager

	By:	MSDC Management (GP), LLC
	Its:	General Partner

	By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Managing Director

MSD CAPITAL, L.P.
	By:	MSD Capital Management LLC
	Its:	General Partner

	By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Manager and General Counsel

MSD ENERGY INVESTMENTS, L.P.
	By:	MSD Capital, L.P.
	Its:	General Partner

	By:	MSD Capital Management LLC
	Its:	General Partner

	By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Manager and General Counsel

SOF INVESTMENTS, L.P.
	By:	MSD Capital, L.P.
	Its:	General Partner

	By:	MSD Capital Management LLC
	Its:	General Partner

	By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Manager and General Counsel

PT INVESTMENTS I, L.P.
	By:	MSD Capital, L.P.
	Its:	General Partner

	By:	MSD Capital Management LLC
	Its:	General Partner

	By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Manager and General Counsel

MICHAEL S. DELL
	By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Attorney-in-Fact

SUSAN L. DELL
	By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Attorney-in-Fact